Exhibit 10.1

AMENDMENT NO. 1

TO

AMENDED AND RESTATED MANAGEMENT AGREEMENT

This AMENDMENT NO. 1 TO THE AMENDED AND RESTATED MANAGEMENT AGREEMENT is entered into as of October 22, 2015 (this “Amendment”) by and among Cherry Hill Mortgage Investment Corporation, a Maryland corporation (the “Company”), each of the Company’s current Subsidiaries (as defined below), and Cherry Hill Mortgage Management, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Company, the Subsidiaries and the Manager are parties to the Amended and Restated Management Agreement, dated as of September 24, 2013 (the “Agreement”); and

WHEREAS, the Agreement may be amended by an agreement signed by the parties thereto; and

WHEREAS, the Company, the Subsidiaries and the Manager wish to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

2.	Amendments.

(a) The definition of “Subsidiaries” in the Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:

“ “Subsidiaries” means (i) Cherry Hill Operating Partnership, LP, a Delaware limited partnership, (2) Cherry Hill QRS I, LLC, a Delaware limited liability company, (iii) Cherry Hill QRS II, LLC, a Delaware limited liability company, (iv) CHMI Insurance Company, LLC, a Michigan limited liability company, (v) CHMI Solutions, Inc., a Delaware corporation, (vi) Aurora Financial Group, Inc., a New Jersey corporation, (vii) any partnership, the general partner of which is the Company or any Subsidiary of the Company, (viii) any limited liability company, the managing member of which is the Company or any subsidiary of the Company, (ix) Cherry Hill QRS III, LLC, a Deleware limited liability company, and (x) any other entity, including any direct or indirect subsidiary of the Company, on the date hereof or in the future, of which the Company or any Subsidiary has the power to elect, directly or indirectly, a majority of the board of directors or Directors or equivalent managing body.

(b) Section 13 (a) of the Agreement is hereby amended by deleting said section in its entirety and replacing it with the following:

“ (a) Term. This Agreement shall remain in full force until October 22, 2020, unless terminated by the Company or Manager as set forth below, and shall be renewed automatically for successive one year periods thereafter, until this Agreement is terminated in accordance with the terms hereof. ”

3.	General.

(a) Except as expressly amended and modified by this Amendment, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

(b) This Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York without giving effect to such state’s laws and principles regarding the conflict of interest laws (other than Section 5-1401 of the general obligations Law of the State of New York).

(c) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

By:	/s/ Jeffrey B. Lown II
Name: Jeffrey B. Lown II
Title: President

THE SUBSIDIARIES:

CHERRY HILL OPERATING PARTNERSHIP, LP

BY:	Cherry Hill Mortgage Investment Corporation, its general partner

By:	/s/ Jeffrey B. Lown II
Name: Jeffrey B. Lown II
Title: President

CHERRY HILL QRS I, LLC CHERRY HILL QRS II, LLC

BY:	Cherry Hill Operating Partnership, LP, its member
BY:	Cherry Hill Mortgage Investment Corporation, its general partner

By:	/s/ Jeffrey B. Lown II
Name: Jeffrey B. Lown II
Title: President

CHMI INSURANCE COMPANY, LLC

BY:	CHERRY HILL QRS I, LLC, its member

By:	/s/ Martin Levine
Name: Martin Levine
Title: Chief Financial Officer

AURORA FINANCIAL GROUP, INC.

By:	/s/ Martin Levine
Name: Martin Levine
Title: Chief Financial Officer

CHMI SOLUTIONS, INC.

By:	/s/ Martin Levine
Name: Martin Levine
Title: Chief Financial Officer

THE MANAGER:

CHERRY HILL MORTGAGE MANAGEMENT LLC

By:	/s/ Stanley C. Middleman
Stanley C. Middleman, its sole member

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